Exhibit 24


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wayne R. Weidner, Glenn E. Moyer, and H. Anderson Ellsworth, Esquire, and each of them, his or her true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him or her in his or her name, place and stead, in any and all capacity, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in- fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signature                         Title
---------                         -----

/s/John H. Body                 Director                    December 18, 2003
-------------------------
John H. Body


/s/J. Ralph Borneman, Jr.       Director                    December 18, 2003
-------------------------
J. Ralph Borneman, Jr.


/s/Fred D. Hafer                Director                    December 18, 2003
------------------------
Fred D. Hafer


/s/John W. Jacobs               Director                    December 18, 2003
------------------------
John W. Jacobs


 /s/Frederick P. Krott          Director                    December 18, 2003
-----------------------
Frederick P. Krott

/s/Patricia L. Langiotti        Director                    December 18, 2003
-------------------------
Patricia L. Langiotti


/s/Kenneth A. Longacre          Director                    December 18, 2003
-------------------------
Kenneth A. Longacre


/s/Glenn E. Moyer               Director                    December 18, 2003
-------------------------
Glenn E. Moyer


/s/Alexander Rankin             Director                    December 18, 2003
-------------------------
Alexander Rankin


/s/C. Robert Roth               Director                    December 18, 2003
-------------------------
C. Robert Roth


/s/John C. Spier                Director                    December 18, 2003
------------------------
John C. Spier


/s/Wayne R. Weidner             Director, Chairman          December 18, 2003
-----------------------         and Chief Executive
Wayne R. Weidner                Officer (Principal
                                Executive Officer)